                                                                    Exhibit 21.1

ASSET-BACKED FINANCING FACILITY
Advanta Business Services Corp., as Servicer
Monthly Servicer Certificate

Collection Period:                          December 1, 2000 - December 31, 2000

Settlement Date:                            16-Jan-01

A.       SERIES INFORMATION

         Advanta Leasing Receivables Corp. IV and
         Advanta Leasing Receivables Corp. V
         Equipment Receivables Asset-Backed Notes,
         Series 1998-1

I.       SERIES INFORMATION  INCLUDING PLEDGED PROPERTY CONVEYED

         (a.)     Beginning Aggregate Contract Principal Balance  ("ACPB") .......................................  $ 97,416,494.33
                                                                                                                    ---------------
         (b.)     Contract Principal Balance of all Collections allocable to Contracts .. $  6,717,373.12
                                                                                          ---------------
         (c.)     Contract Principal Balance of Charged-Off Contracts ................... $    333,743.48
                                                                                          ---------------
         (d.)     Total decline in Principal Balance .............................................................  $  7,051,116.60
                                                                                                                    ---------------

         (e.)     Ending Aggregate Contract Principal Balance of all Contracts as of
                  this Settlement Date ...........................................................................  $ 90,365,377.73
                                                                                                                    ---------------
                  BALANCES ON THIS SETTLEMENT DATE AFTER PAYMENT ON THE
                  RELATED PAYMENT DATE
         (f.)     Class A Principal Balance as of this Settlement Date ...........................................  $ 79,810,636.91
                                                                                                                    ---------------

                  (Class A Note Factor) ...............................  0.2409741
                                                                         ---------
         (g1.)    Class A-1 Principal Balance .(Note Factor) ..........  0.0000000                     --
                                                                         ---------        ---------------
         (g2.)    Class A-2 Principal Balance . (Note Factor) .........  0.0558455        $ 10,610,636.91
                                                                         ---------        ---------------
         (g3.)    Class A-3 Principal Balance . (Note Factor) .........  1.0000000        $ 23,300,000.00
                                                                         ---------        ---------------
         (g4.)    Class A-4 Principal Balance . (Note Factor) .........  1.0000000        $ 45,900,000.00
                                                                         ---------        ---------------
         (h.)     Class B Principal Balance as of this Settlement Date ...........................................  $  1,029,730.18
                                                                                                                    ---------------
                  (Class B Note Factor) ...............................  0.0543738
                                                                         ---------
         (i.)     Class C Principal Balance as of this Settlement Date ...........................................  $            --
                                                                                                                    ---------------
                  (Class C Note Factor) ...............................  0.0000000
                                                                         ---------
         (l.)     Class D Principal Balance as of this Settlement Date ...........................................  $  9,525,010.64
                                                                                                                    ---------------
                  (Class D Note Factor) ...............................  0.6349878
                                                                         ---------

II.      COMPLIANCE RATIOS

         (a.)     Aggregate Contract Balance Remaining ("CBR") of
                  all Contracts as of the related Calculation Date ...............................................  $ 97,147,166.74
                                                                                                                    ---------------
         (b1.)    % of CBR 31 days or more delinquent as of the related
                  Calculation Date ...............................................................................       6.11%
                                                                                                                    ---------------
         (b2.)    Preceeding Month %: .................................     Nov-00                                       5.35%
                                                                         ---------                                  ---------------
         (b3.)    2nd Preceeding Month %: .............................     Oct-00                                       5.09%
                                                                         ---------                                  ---------------
         (b4.)    Three month rolling average % of CBR 31 days
                  or more delinquent .............................................................................       5.52%
                                                                                                                    ---------------

         (c.)     Does the three month rolling average % of CBR which are 31 days
                  or more delinquent exceed 10.5% ? . Y or N. ....................................................         NO
                                                                                                                    ---------------

                  (Amortization Period Only)
         (d)      Cumulative Net Loss Percentage as of the related Collection Period .............................        2.87%
                                                                                                                    ---------------


                  Does the Cumulative Net Loss Percentage exceed
         (d1.)    4.0 % from the Beginning Period to and including 12th Collection Period ?  Y or N ..............         N/A
                                                                                                                    ---------------
         (d2.)    5.5 % from 13th Collection Period to and including 24th Collection Period ? Y or N .............         NO
                                                                                                                    ---------------
         (d3.)    7.0 % from 25th Collection Period and thereafter ? Y or N ......................................         N/A
                                                                                                                    ---------------
                  (If Yes to e1 or e2 or e3, then a Residual Event occurs)

         (e1.)    Residual Realization for the related Collection Period  > 100% (YES/NO) ........................         YES
                                                                                                                    ---------------

         (e2.)    Preceeding Month:                                      Nov-00  > 100% (YES/NO) .................         YES
                                                                         ---------                                  ---------------
         (e3.)    2nd Preceeding Month:                                  Oct-00  > 100% (YES/NO) .................         YES
                                                                         ---------                                  ---------------

         (e4.)    Three month rolling average Residual Realization Ratio  > 100% (YES/NO) ........................         YES
                                                                                                                    ---------------
                  (If less than 100%, then a Residual Event Occurs)


III.     FLOW OF FUNDS
                           The amount of available funds on deposit in the Series 1998-1 Facility Account ........  $  8,201,428.87
                                                                                                                    ---------------

                  (1)      On the Payment Date which is also the Amortization Date and each Payment
                           Date thereafter

         (a.)     To the Servicer, Unrecoverable Servicer Advances ......................................                        --
                                                                                                                    ---------------
         (b.)     To the Servicer, if ABS is not the Servicer, Servicing
                  Fee and Ancillary Servicing Income, if any ............................................           ---------------

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
                  To Series 1998-1 Noteholders:
         (c.)     To Class A, the total Class A Note Interest and
                  Class A Overdue Interest for the related period. ...............................................  $    425,541.00
                                                                                                                    ---------------
                           Interest on Class A-1 Notes .................................  $           --
                                                                                          --------------
                           Interest on Class A-2 Notes .................................  $    81,665.16
                                                                                          --------------
                           Interest on Class A-3 Notes .................................  $   115,140.83
                                                                                          --------------
                           Interest on Class A-4 Notes .................................  $   228,735.00
                                                                                          --------------
         (d.)     Interest on Class B Notes for the related period. ..............................................  $      9,420.97
                                                                                                                    ---------------
         (e.)     Interest on Class C Notes for the related period. ..............................................  $            --
                                                                                                                    ---------------

         (f.)     To Series 1998-1 Noteholders:
                  To Class A, the total Principal Payment and Class A Overdue Principal,
                  if any .................. ......................................................................     6,227,541.13
                                                                                                                    ---------------
                           Principal Payment to Class A-1 Noteholders ..................        N/A
                                                                                          --------------
                           Principal Payment to Class A-2 Noteholders ..................  $ 6,227,541.13
                                                                                          --------------
                           Principal Payment to Class A-3 Noteholders ..................        N/A
                                                                                          --------------
                           Principal Payment to Class A-4 Noteholders ..................        N/A
                                                                                          --------------
                  To Class B for Principal Payment and Overdue Principal, if any .................................       823,575.47
                                                                                                                    ---------------
                  To Class C for Principal Payment and Overdue Principal, if any .................................               --
                                                                                                                    ---------------

         (g) Overdue Principal (included in the Principal Payments per above, if any):

                  To Class A, total for Overdue Principal ..............................        N/A
                                                                                          ---------------
                           Overdue Principal to Class A-1 .............     N/A
                                                                         ---------
                           Overdue Principal to Class A-2 .............     N/A
                                                                         ---------
                           Overdue Principal to Class A-3 .............     N/A
                                                                         ---------
                           Overdue Principal to Class A-4 .............     N/A
                                                                         ---------
                  To Class B for Overdue Principal .....................................        N/A
                                                                                          ---------------
                  To Class C for Overdue Principal .....................................        N/A
                                                                                          ---------------

         (h1.)    Until the Reserve Account Funding Date:
                  To the Reserve Account, the amount equal to the Servicing Fee
                  otherwise payable to ABS ......... .............................................................         N/A
                                                                                                                    ---------------

         (h2.)    After the Reserve Account Funding Date:
                  To the Servicer, ABS, the Servicing Fee plus Ancillary Servicing
                  Income, if any ................ ................................................................        81,180.41
                                                                                                                    ---------------

         (i.)     To the Reserve Account, the amount needed to increase the amount on deposit in the Reserve Account to the Required Reserve Amount for
                  such Payment Date .............................................. ...............................         N/A
                                                                                                                    ----------------

         (j.)     Upon the occurrence of a Residual Event                the lesser of:
         (j1.)    (A) the Available Funds remaining on deposit in the
                  Facility Account and .................................................        N/A
                                                                                          ---------------
         (j2.)    (B) the aggregate amount of Residual Receipts
                  included in Available Funds ..........................................        N/A
                                                                                          ---------------
         (j3.)    To be deposited to the Residual Account ........................................................        N/A
                                                                                                                    ---------------

         (k.)     To Class D Noteholders for Principal Payment ...................................................               --
                                                                                                                    ---------------
         (l.)     To Class D Noteholders for Overdue Principal, if any ...........................................        N/A
                                                                                                                    ---------------

                  (3)      To ABS, the Servicing Fee previously due, but deposited to
                           the Reserve Account ...................................................................             $ --
                                                                                                                    ---------------

                  (4)      To the Trustee to Fund the Servicer Conversion
                           Expense Account .......................................................................
                                                                                                                    ---------------

                  (5)      To the Series Obligors, as holders of the Residual Interest, any Available Funds remaining on deposit in the
                           Facility Account .......................................... ...........................     $ 634,169.89
                                                                                                                    ---------------
IV.      SERVICER ADVANCES

         (a.)     Aggregate amount of Servicer Advances at the beginning of the related
                  Collection Period .............................................................................      1,821,427.98
                                                                                                                    ---------------
         (b.)     Servicer Advances reimbursed during the related Collection Period ..............................        53,904.34
                                                                                                                    ---------------
         (c.)     Amount of unreimbursed Servicer Advances to be reimbursed on the
                  Settlement Date ................................................................................               --
                                                                                                                    ---------------
         (d.)     Servicer Advances made during the related Collection Period ....................................       163,936.49
                                                                                                                    ---------------
         (e.)     Aggregate amount of Servicer Advances at the end of the Collection
                  Period  . ......................................................................................  $  1,931,460.13
                                                                                                                    ---------------

V.       RESERVE ACCOUNT
         (a.)     Amount on deposit at the beginning of the related Collection Period ............................  $  3,600,000.00
                                                                                                                    ---------------
         (b.)     Amounts used to cover shortfalls, if any,  for the related
                  Collection Period .............................................................................              $ --
                                                                                                                    ---------------
         (c.)     Amounts transferred from the Facility Account, if applicable ...................................             $ --
                                                                                                                    ---------------
         (d.)     Interest earned on Reserve Balance .............................................................      $ 19,340.91
                                                                                                                    ---------------

         (e.)     Reserve Account Ending Balance before calculating Required
                  Reserve Amount .................................................................................  $  3,619,340.91
                                                                                                                    ---------------

         (f.)     Required Reserve Amount needed as of the related Collection Period .............................  $  3,600,000.00
                                                                                                                    ---------------

         (g1.)    If (f) is greater than (e), then amount of shortfall ...........................................        0.00
                                                                                                                    ---------------
         (g2.)    If (e) is greater than (f), then excess amount to be transferred
                  to the Series Obligors ........ ................................................................         19,340.91
                                                                                                                    ---------------

         (h.)     Amounts on deposit as of this Settlement Date (e minus g2) .....................................  $  3,600,000.00
                                                                                                                    ---------------

VI.      RESIDUAL ACCOUNT
         (a.)     Amount on deposit at the beginning of the related Collection Period ............................        0.00
                                                                                                                    ---------------
         (b.)     Amounts transferred from the Facility Account ..................................................        0.00
                                                                                                                    ---------------
         (c.)     Amounts used to cover shortfalls for the related Collection Period .............................        0.00
                                                                                                                    ---------------
         (d.)     Amount on deposit as of this Settlement Date ...................................................        0.00
                                                                                                                    ---------------

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
VII.     ADDITIONAL PROPERTY FUNDING ACCOUNT
         (a.)     Amount on deposit at the beginning of the related Collection Period ............................        0.00
                                                                                                                    ---------------
         (b.)     Amounts transferred from the Facility Account ..................................................        0.00
                                                                                                                    ---------------
         (c.)     Amounts transferred to the Series Obligors .....................................................        0.00
                                                                                                                    ---------------
         (d.)     Amount on deposit as of this Settlement Date ...................................................        0.00
                                                                                                                    ---------------


VIII.    ADVANCE PAYMENTS
         (a.)     Beginning aggregate Advance Payments ...........................................................  $  1,586,865.27
                                                                                                                    ---------------
         (b.)     Amount of Advance Payments collected during the related
                  Collection Period ..............................................................................  $    799,065.95
                                                                                                                    ---------------
         (c.)     Investment earnings for the related Collection Period ..........................................  $     11,378.79
                                                                                                                    ---------------
         (d.)     Amount of Advance Payments withdrawn for deposit into Facility Account .........................  $  1,125,651.95
                                                                                                                    ---------------
         (e.)     Ending aggregate Advance Payments ..............................................................  $  1,271,658.06
                                                                                                                    ---------------



         ADVANTA BUSINESS SERVICES  CORP., AS SERVICER

         BY:               /s/ John Paris

         TITLE:            SR VP ___________________

         DATE:             10-Jan-01